UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 18, 2004


                         ALLMERICA FINANCIAL CORPORATION
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


      Delaware                        1-13754                     04-3263626
      --------                        -------                     ----------
(State or other jurisdic-     (Commission File Number)        (I.R.S. Employer
 tion of incorporation)                                      Identification No.)



               440 Lincoln Street, Worcester, Massachusetts 01653
               --------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (508) 855-1000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.  Regulation FD Disclosure

On October 18, 2004, Allmerica Financial Corporation announced estimated pre-tax catastrophe losses from Hurricane Jeanne of approximately $30 million. The anticipated charges will be reflected in the Company's third quarter results. The press release is furnished as Exhibit 99.1 hereto.


Item 9.01.  Financial Statements and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

     The following exhibit is furnished herewith.

     Exhibit 99.1 Press Release dated October 18, 2004, announcing estimated pre-tax catastrophe losses related to Hurricane Jeanne.

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


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Allmerica Financial Corporation
                              -------------------------------
                              Registrant



                          By: /s/ Edward J. Parry III
                              ------------------------
                              Edward J. Parry III
                              Chief Financial Officer,
                              Executive Vice President,
                              Principal Accounting Officer and Director






Date: October 18, 2004


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



Exhibit Index


     Exhibit 99.1 Press Release,  dated October 18, 2004,  announcing  estimated pre-tax catastrophe losses related to Hurricane Jeanne.



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